THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

UNLESS PERMITTED BY SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE OCTOBER 9, 2015.

THE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE ON OR BEFORE 5:00 P.M. (VANCOUVER TIME) ON JUNE 8, 2020, AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

No. 4065146.00 ♦	June 8, 2015

SHARE PURCHASE WARRANTS
OF
GOLDEN QUEEN MINING CO. LTD.

This is to Certify That, FOR VALUE RECEIVED, ♦ (the “Holder”), is entitled to purchase, subject to the provisions of these share purchase warrants (the “Warrants”), from Golden Queen Mining Co. Ltd., a corporation incorporated under the Business Corporations Act (British Columbia) (the “Corporation”), up to ♦ common shares of the Corporation (the “Warrant Shares”) for a purchase price of USD$0.95 per Warrant Share (the “Exercise Price”). The Holder may exercise these Warrants at any time from six (6) months after the date hereof until 5:00 p.m. Vancouver Time on June 8, 2020 (the “Exercise Period”).

1.          EXERCISE OF WARRANTS.

These Warrants may be exercised in whole or in part at any time or from time to time during the Exercise Period. However, if such day is a day on which banking institutions in the city of Vancouver are authorized by law to close, then on the next succeeding day which shall not be such a day. These Warrants may be exercised by presentation and surrender hereof to the Corporation at its principal office with the Purchase Form attached hereto as Schedule A duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the Warrants, but not later than five (5) business days following the receipt of good and available funds, the Corporation shall issue the Warrant Shares and send to the Holder or its designee an uncertificated book entry holding statement in the form issued by the Corporation’s transfer agent (a “Direct Registration Transaction Advice statement”), or a share certificate or share certificates, evidencing the Holder or its designee as the registered holder of the Warrant Shares issuable upon such exercise. If these Warrants should be exercised in part only, the Corporation shall, upon surrender of these Warrants for cancellation, execute and deliver new Warrants evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder.

2.          RESERVATION OF SHARES. The Corporation covenants and agrees that the Warrant Shares that may be issued upon due exercise of these Warrants will, upon issuance, be duly and validly issued, fully paid and nonassessable and no personal liability will attach to the holder thereof. The Corporation further covenants and agrees that during the Exercise Period, the Corporation will at all times have authorized and reserved a sufficient number of its common shares to provide for the exercise of these Warrants.

3.          FRACTIONAL SHARES. No fractional Warrant Shares or script representing fractional Warrant Shares shall be issued upon the exercise of these Warrants. With respect to any fraction of a Warrant Share called for upon any exercise hereof, such fraction shall be rounded down to the nearest whole Warrant Share.

4.          TRANSFER, EXCHANGE, OR LOSS OF WARRANTS.

(a)          The Warrants are transferable in accordance with the terms of this Section 4. Subject to compliance with this Section 4, the Corporation shall register any such transfer and/or assignment of all or any portion of this Warrant to one or more Persons (each a “Permitted Transferee”), upon surrender of this Warrant, with the Form of Assignment attached hereto as Schedule B duly completed and signed, to the Corporation at its address specified herein to the Corporation at its address set forth herein. Upon any such registration or transfer, a new Warrant to purchase Warrant Shares, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant. For the purposes hereof, the term “Person” means an individual, entity, corporation, partnership, association, limited liability company, limited liability partnership, joint-stock company, trust or unincorporated organization. Any transfer and/or assignment of all or any portion of this Warrant to a Permitted Transferee must comply with applicable United States federal and state securities laws, and the Company may as a condition to accepting and recording such transfer and/or assignment require the delivery of an opinion of counsel in a form acceptable to the Company that the transfer and/or assignment may be made without registration under such federal or state securities laws.

(b)          These Warrants are exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Corporation for other warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of Warrant Shares purchasable hereunder. Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of these Warrants, and upon surrender and cancellation of these Warrants, if mutilated, the Corporation will execute and deliver new Warrants of like tenor and date.

5.           RIGHTS OF THE HOLDER. These Warrants shall not entitle the Holder to any voting rights or any other rights, or subject the Holder to any liabilities, as a shareholder of the Corporation.

6.	ANTI-DILUTION PROVISIONS.

6.1         The acquisition rights in effect at any date attaching to the Warrants shall be subject to adjustment from time to time as follows:

(a)	if and whenever at any time during the Exercise Period, the Corporation shall:

(i)

issue common shares of the Corporation (“Common Shares”) or securities exchangeable for or convertible into Common Shares to holders of all or substantially all of its then outstanding Common Shares by way of stock dividend or other distribution not in the ordinary course;

(ii)	subdivide, redivide or change its outstanding Common Shares into a greater number of shares; or

(iii)	reduce, combine or consolidate its outstanding Common Shares into a smaller number of shares,

(any of such events in these paragraphs (i), (ii) and (iii) being a “Share Reorganization”)

the Exercise Price of each Warrant shall be adjusted immediately after the record date or effective date of such Share Reorganization, as the case may be, by multiplying the Exercise Price then in effect by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately prior to such date and the denominator shall be the total number of Common Shares outstanding immediately after such date after giving effect to the Share Reorganization. Such adjustment shall be made successively whenever any event referred to in this subsection shall occur. If and whenever at any time after the date hereof during the Exercise Period any of the events set out above shall occur and the occurrence of such event results in an adjustment of the Exercise Price, then the number of Warrant Shares purchasable pursuant to this Warrant shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Warrant Shares then otherwise purchasable on the exercise thereof by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment;

(b)

if and whenever at any time during the Exercise Period, there is a reclassification or redesignation of the Common Shares or a capital reorganization of the Corporation other than as described in Subsection 6.1(a) or a consolidation, amalgamation or merger, plan of arrangement or similar transaction of the Corporation with or into any other body corporate, trust, partnership or other entity (other than a consolidation, amalgamation, merger, plan of arrangement or similar transaction which does not result in any reclassification or redesignation of the outstanding Common Shares or a change of the Common Shares into other securities), or a sale or conveyance of the property and assets of the Corporation as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity (any of such events being herein called a “Capital Reorganization”), the Holder of these Warrants, if it has not exercised its right of acquisition as of the effective date of such Capital Reorganization, upon the exercise of such right thereafter, shall be entitled to receive and shall accept, in lieu of the number of Warrant Shares that the Holder of these Warrants would otherwise be entitled to acquire, the kind and aggregate number of shares or other securities or property of the Corporation or of the body corporate, trust, partnership or other entity resulting from such Capital Reorganization, that the Holder of these Warrants would have been entitled to receive as a result of such Capital Reorganization, if, on the record date or the effective date thereof, as the case may be, the Holder of these Warrants had been the registered holder of the number of Common Shares sought to be acquired by it. Any new Direct Registration Transaction Advice statement or certificate issued by the Corporation, any successor to the Corporation or such purchasing body corporate, partnership, trust or other entity shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 6 and which shall apply to successive reclassification, reorganizations, amalgamations, consolidations, mergers, sales or conveyances. If determined appropriate by the board of directors of the Corporation, acting reasonably and in good faith, and subject to the prior written approval of the principal stock exchange or over-the-counter market on which the shares are then listed or quoted for trading, appropriate adjustments shall be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Section 6.1(b) with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 6 shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares, other securities or other property thereafter deliverable upon the exercise of any Warrant. Any such adjustments shall be made by and set forth in terms and conditions supplemental hereto approved by the board of directors of the Corporation, acting reasonably and in good faith;

(c)

if and whenever at any time during the Exercise Period, the Corporation shall fix a record date or if a date of entitlement to receive is otherwise established (any such date being hereinafter referred to in this Subsection 6.1(c) as the “record date”) for the issuance of rights, options or warrants to all or substantially all the holders of the outstanding Common Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares or securities convertible into or exchangeable for Common Shares at a price per share or, as the case may be, having a conversion or exchange price per share less than 95% of the Fair Market Value (as hereinafter defined) on such record date (any of such events being called a “Rights Offering”), then the Exercise Price shall be adjusted effective immediately after the record date for the Rights Offering to a price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)	the numerator of which shall be the aggregate of:

(A)	the number of shares outstanding as of the record date for the Rights Offering, and

(B)	a number determined by dividing either

(II)	the product of the number of shares offered under the Rights Offering and the price at which such shares are offered,

as the case may be,

(III)

the product of the exchange or conversion price per share of such securities offered and the maximum number of shares for or into which the securities so offered pursuant to the Rights Offering may be exchanged or converted, by the Fair Market Value of the Shares as of the record date for the Rights Offering; and

(ii)

the denominator of which shall be the aggregate of the number of shares outstanding on such record date after giving effect to the Rights Offering and including the number of shares offered pursuant to the Rights Offering (including shares issuable upon exercise of the rights, warrants or options under the Rights Offering or upon the exercise of the exchange or conversion rights contained in such exchangeable or convertible securities under the Rights Offering);

provided, however, if the offering, conversion or exchange price per share, as the case may be, in connection with the Rights Offering (the “Rights Offering Price”) is below the Exercise Price as would otherwise be applicable following adjustment pursuant to this Subsection 6.1(c) (the “Adjusted Exercise Price”) then, and in each such case, the Exercise Price shall instead be the lower of (i) the Adjusted Exercise Price; and (ii) the greater of the Rights Offering Price and USD$0.7831.

Any shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such calculation. To the extent that such Rights Offering is not so made or any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or if such expired rights, options or warrants had not been issued. From and after any adjustment of the Exercise Price pursuant to this Section 6(c), the number of Warrant Shares purchasable pursuant to this Warrant Certificate shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of shares then otherwise purchasable on the exercise thereof by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

For the purposes of the foregoing, the “Fair Market Value” of the Common Shares at any date shall be the volume weighted average price per share for any 20 consecutive trading days (which may be selected by the directors of the Corporation) commencing not more than 45 trading days and not less than five trading days before such date on the Toronto Stock Exchange (the “TSX”) or, if the Common Shares are not then listed on the TSX, then on such other stock exchange on which the Common Shares are then listed as may be selected by the directors of the Corporation or, if the Common Shares are not then listed on a stock exchange, on the over-the-counter market; the weighted average price shall be determined by dividing the aggregate of the closing sales prices of all such shares sold on such exchange or market, as the case may be, during the said 20 consecutive trading days by the total number of shares so sold; provided that, if there is no market for the Common Shares during all or part of such period during which the Fair Market Value thereof would otherwise be determined, the Fair Market Value in respect of a common share shall in respect of all or such part of the period be determined by a nationally recognized accounting firm chosen by the Corporation.

(d)	If and whenever during the Exercise Period the Corporation shall issue or distribute to all or to substantially all the holders of the Shares:

(i)

securities of the Corporation including shares, rights, options or warrants to acquire shares of any class or securities exchangeable for or convertible into or exchangeable into any such shares or cash, property or assets or evidences of its indebtedness, or

(ii)	any cash, property or other assets,

and if such issuance or distribution does not constitute a Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price shall be adjusted immediately after the record date for the Special Distribution so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(iii)	the numerator of which shall be the difference between:

(A)	the amount obtained by multiplying the number of Shares outstanding on such record date by the Current Market Price of the Shares on such record date, and

(B)	the aggregate fair market value (as determined by the directors of the Corporation, such determination to be subject to TSX approval) to the holders of such Shares of such Special Distribution; and

(iv)	the denominator of which shall be the total number of shares outstanding on such record date multiplied by such Current Market Price of the Shares on such record date.

Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. To the extent that such Special Distribution is not so made or any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or if such expired rights, options or warrants had not been issued. From and after any adjustment of the Exercise Price pursuant to this Subsection 6.1(d), the number of Warrant Shares purchasable pursuant to this Warrant Certificate shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Shares then otherwise purchasable on the exercise thereof by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

(e)

If and whenever during the Exercise Period the Corporation shall complete an Equity Offering at an offering price below the Exercise Price (a “Share Dilutive Issuance”) then in effect (the “Lower Share Price”), then, and in each such case, the Exercise Price shall be reduced to the greater of the Lower Share Price and USD$0.7831.

For the purposes of this Subsection 6.1(e) the following shall apply: (i) “Equity Offering” shall mean an offering of Additional Shares or securities that may be exercised or converted to, or otherwise provide a right to acquire Additional Shares, in either case pursuant to a financing transaction for cash proceeds to the Corporation; (ii) “offering price” shall mean the price at which such Additional Shares are sold or may be acquired on conversion, exercise, or pursuant to any similar right of acquisition, of securities sold in such Equity Offering; and (iii) “Additional Shares” shall mean all securities issued by the Corporation during the Exercise Period, whether or not subsequently reacquired or retired by the Company other than (A) Common Shares issuable upon exercise or conversion of any securities issued by the Corporation prior to the Exercise Period, (B) Common Shares issuable pursuant to a Share Reorganization, Capital Reorganization or Rights Offering, (C) Common Shares issuable pursuant to the terms of an incentive stock option plan, share bonus plan, employment or consulting agreement or similar compensation plan that has been adopted by the board of directors of the Corporation (the “Board”), and (D) Common Shares issued pursuant to an acquisition of property or assets that has been approved by the Board.

(f)

the adjustments provided for in this Section 6 are cumulative. After any adjustment pursuant to this Section, the term “Warrant Shares” where used in this Certificate shall be interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this Section, the Holder of these Warrants is entitled to receive upon the exercise of these Warrants, and the number of Warrant Shares indicated by any exercise made pursuant to a Warrant shall be interpreted to mean the number of Warrant Shares or other property or securities the Holder of these Warrants is entitled to receive, as a result of such adjustment and all prior adjustments pursuant to this Section, upon the full exercise of a Warrant.

6.2          All shares of any class or other securities which the Holder of these Warrants is at the time in question entitled to receive on the exercise of these Warrants, whether or not as a result of adjustments made pursuant to this Section 6, shall, for the purposes of the interpretation of this Certificate, be deemed to be shares which the Holder of these Warrants is entitled to acquire pursuant to such Warrants.

6.3          As a condition precedent to the taking of any action which would require an adjustment in any of the acquisition rights pursuant to any of the Warrants, including the number of Warrant Shares which are to be received upon the exercise thereof, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation or a successor company has unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares which the holders of such Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.

6.4          In the absence of a resolution of the board of directors of the Corporation fixing a record date for any dividend or distribution referred to in Section 6.1(a)(i) or any Rights Offering or Special Distribution, the Corporation shall be deemed to have fixed as the record date therefor the date on which such dividend or distribution, Rights Offering or Special Distribution is effected.

6.5          Any question that at any time or from time to time arises with respect to the amount of any adjustment to the Exercise Price or other adjustments pursuant to Section 6 shall be conclusively determined by a firm of independent chartered accountants (who may be the Corporation’s auditors) and shall, absent manifest error, be binding upon the Corporation and the Holder. Notwithstanding the foregoing, such determination shall be subject to the prior written approval of the principal stock exchange or over-the-counter market on which the Shares are then listed or quoted for trading. In the event that any such determination is made, the Corporation shall notify the Holder in the manner contemplated in Section 11 describing such determination.

6.6          The Corporation shall not be required to deliver Direct Registration Transaction Advice statements or certificates for Warrant Shares while the share transfer books of the Corporation are properly closed prior to any meeting of shareholders, for the payment of dividends or for any other purpose and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Warrant Shares called for thereby during any such period, delivery of Direct Registration Transaction Advice statements or certificates for Warrant Shares may be postponed for not more than five business days after the date of the re-opening of said share transfer books. Any such postponement of delivery of Direct Registration Transaction Advice statements or certificates shall be without prejudice to the right of the Holder, if the Holder has surrendered the same and made payment during such period, to receive such Direct Registration Transaction Advice statements or certificates for the Warrant Shares called for after the share transfer books have been re-opened.

7.          NOTICES TO HOLDERS OF WARRANTS. So long as these Warrants shall be outstanding, if the Corporation shall undertake any event which requires or might require adjustment in any of the subscription rights pursuant to this Warrant Certificate, including the Exercise Price and the number of Shares which are purchasable upon the exercise thereof, then the Corporation shall cause to be mailed by certified mail to the Holder, at least 15 days prior to the effective date or record date, as the case may be of any such event or such longer period of notice as the Corporation shall be required to provide holders of shares in respect of any such event, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend, distribution or rights or (ii) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Shares or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

8.          CHANGE; WAIVER. Subject to the approval of the TSX, or any successor exchange or other stock exchange on which the Common Shares may be listed (the “Exchange”), the provisions of these Warrants may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to in writing by the Corporation and the holders of at least a majority of the Warrants then outstanding.

9.          RESTRICTIONS ON EXERCISE. The Warrants represented hereby and securities which may be acquired hereunder have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or the securities laws of any state of the United States, and the Warrants represented hereby may not be exercised in the United States or by or on behalf of any U.S. Person (as defined in Regulation S under the 1933 Act) unless an exemption is available from the registration requirements under the 1933 Act. A Holder who is a U.S. Person may meet the requirements for such exemption if: (i) the Holder represents that it is “accredited investor” as defined in Rule 501 of Regulation D under the 1933 Act and that it was the original purchaser of the Warrants from the Corporation at the time it was a U.S. Person, or (ii) the Holder represents that it is the original purchaser of the Warrants from the Corporation and that it is exercising the Warrant in an “off shore transaction” (as defined in Regulation S under the 1933 Act); provided that the Corporation may require further information from the Holder to confirm such status, and in any event, reserves the right to refuse the exercise of the Warrants, if such exercise would not comply with the 1933 Act or applicable state laws. If the Corporation refuses the exercise on the basis that it would not comply with the 1933 Act or applicable state laws, or if the Holder hereof is a U.S. Person and is not the original purchaser of the Warrants from the Corporation, the Corporation will accept a request for the exercise of the Warrants upon the Holder furnishing an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to the effect that such exercise of the Warrants can lawfully be made without registration or qualification under United States federal or state laws.

10.          REGISTER OF HOLDERS. The Corporation shall maintain a register of holders in which shall be entered the names and addresses of the holders of the Warrants and of the number of Warrants held by them. Such register shall be open at all reasonable times for inspection by the Holder. The Corporation shall notify the Holder forthwith of any change of address of the principal office of the Corporation.

11.          NOTICE. Unless herein otherwise expressly provided, any notice to be given hereunder to the Holder shall be deemed to be validly given if such notice is given by personal delivery or registered mail to the attention of the Holder at its registered address recorded in the registers maintained by the Corporation. Any notice so given shall be deemed to be validly given, if delivered personally, on the day of delivery and if sent by post or other means, on the fifth Business Day next following the sending thereof. In determining under any provision hereof the date when notice of any event must be given, the date of giving notice shall be included and the date of the event shall be excluded.

(a)	If to the Corporation, at the following address:

Golden Queen Mining Co. Ltd.
Suite 2300 – 1066 West Hastings Street
Vancouver, BC V6E 3X2
Attention: Ms. Andrée St-Germain

With a copy to:

Morton Law LLP
1200 - 750 West Pender Street
Vancouver, British Columbia
Canada, V6C 2T8
Attention: Edward L. Mayerhofer, Esq.
Email: elm@mortonlaw.ca
Fax: (604) 681-9652

(b)	If to the Holder, at the following address:

c/o East Hill Management Company
10 Memorial Boulevard, Suite 902
Providence, RI 02903
Email: thomas.clay@easthillmgt.com
Fax:: (401) 490-0749

with a copy to:
Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109
Attention: William A. Levine, Esq.
Facsimile: (617) 338-2880
E-mail: wlevine@sandw.com

12.          RESTRICTIONS ON UNDERLYING SHARES. The Holder understands that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations or Canadian Applicable Laws, the certificates representing the Warrant Shares, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.”

“UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE OCTOBER 9, 2015.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON TSX.”

13.          GENERAL.

13.1          The headings in this Certificate are for reference only and do not constitute terms of the Certificate.

13.2          Whenever the singular or masculine is used in this Certificate the same shall be deemed to include the plural or the feminine or the body corporate as the context may require.

13.3          This Certificate shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, provided that it shall not be assigned by the Corporation without the prior consent of the Holder, such consent not to be unreasonably withheld.

13.4          This Certificate shall be subject to, governed by, and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

13.5          All references herein to monetary amounts are references to lawful money of the United States of America.

IN WITNESS WHEREOF, the Corporation has caused these Warrants to be executed this 8th day of June, 2015.

GOLDEN QUEEN MINING CO. LTD.

By:
Authorized Signatory

Schedule A

Exercise Form

(1)          The undersigned hereby irrevocably elects to exercise Warrants to purchase _______________________shares (“Shares”) of Golden Queen Mining Co. Ltd. (the “Corporation”) (or such number of shares or other securities or property to which the undersigned is entitled in lieu thereof or in addition thereto under the provisions of the Warrants).

(2)          The undersigned encloses herewith a bank draft, certified check or money order in the amount of USD$_________________payable to the Corporation in payment of the exercise price determined under, and on the terms specified in, the Warrants.

(3)          The undersigned hereby acknowledges that they will receive a Direct Registration Transaction Advice statement confirming the issuance of the Shares unless the following box is checked, in which case the undersigned will receive a share certificate. €

(4)          The undersigned hereby irrevocably directs that the said Warrant Shares be issued and delivered as follows:

Name(s) in Full	Address(es)	Number of Warrant Shares

(5)	The undersigned represents, warrants and certifies as follows (check only on one of the following boxes):

A. [ ]

The undersigned holder (i) at the time of exercise of these Warrants is not in the United States; (ii) is not a U.S. resident and is not exercising these Warrants on behalf of a U.S. resident; and (iii) did not execute or deliver this Exercise Form in the United States, its territories or lands.

OR

B. [ ]

The undersigned holder has delivered to the Corporation an opinion of counsel (which will not be sufficient unless it is from counsel of recognized standing and in form and substance satisfactory to the Corporation and its counsel) to the effect that an exemption from the registration requirements of the 1933 Act and applicable state securities laws is available for the exercise of the Warrants, and the undersigned is acquiring the shares for investment purposes and not with a view to resale, distribution or other disposition of the Warrant Shares in violation of United States securities laws.

The undersigned holder understands that unless Box A above is checked and agreed to by the Corporation, the Direct Registration Transaction Advice statements or certificates representing the Shares will bear a legend restricting transfer without registration under the 1933 Act and applicable state securities laws unless an exemption from registration is available.

If any Shares are to be issued to a person or persons other than the undersigned holder, the undersigned holder must pay all applicable transfer taxes or other government charges.

Dated:

Signature of Holder (or Authorized Signatory if a corporation)

Print name (and title if applicable)

Schedule B

FORM OF ASSIGNMENT
[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________the right represented by the within Warrant to purchase ____________common shares in the capital of Golden Queen Mining Company Ltd. (the “Corporation”) to which the within Warrant relates and appoints ________________________attorney to transfer said right on the books of the Corporation. with full power of substitution in the premises.

The undersigned transferee agrees to be bound by the covenants of the Holder during the term of the Warrant. The undersigned transferee agrees represents and warrants that:

i.

the Warrant being purchased pursuant to this Assignment is being acquired solely for the transferee’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale; and

ii.

if the undersigned transferee is a U.S. Person (as defined in Regulation S under the 1933 Act) or is present in the United States at the time of such transfer, then the undersigned is an “accredited investor” as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the 1933 Act.

If the undersigned transferee cannot make the representations required in clause (ii) above, above, because it is factually incorrect, it shall be a condition to the transfer of the Warrant that the Company receive such other representations as the Company considers necessary, acting reasonably, to assure the Company that the transfer this Warrant shall not violate any United States or other applicable securities laws.

Dated: ______________________________	______________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

______________________________
Address of Transferee (to be used for Notice)

______________________________

______________________________
Fax Number for Transferee (to be used for Notice)
In the presence of:
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Signature of Transferee
______________________________	Print Name and Title: